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United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2003

CITY NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10521 (Commission file number)	95-2568550 (IRS employer identification no.)
City National Center 400 North Roxbury Drive, Beverly Hills, California (Address of principal executive offices)		90210 (Zip code)
Registrant's telephone number, including area code		(310) 888-6000

Not applicable
(former name or former address, if changed since last report)

Item 5. OTHER EVENTS.

        On January 14, 2003, City National Corporation hosted a conference call for analysts and investors to discuss results for the fourth quarter and year-2002 which were the subjects of a press release issued by the company as of the same date.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits.

99.2
Transcript of January 14, 2003 conference call with analysts and investors to discuss results for the fourth quarter and year-2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL CORPORATION
January 17, 2003	/s/ FRANK P. PEKNY Frank P. Pekny Executive Vice President and Chief Financial Officer/Treasurer (Authorized Officer and Principal Financial Officer)

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  Item 5. OTHER EVENTS.
  Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES